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                               DLJ WINTHROP FUNDS
     SUPPLEMENT DATED OCTOBER 1, 1999 TO PROSPECTUS DATED FEBRUARY 23, 1999

1) The following language should replace the last sentence of the first paragraph on page 33 of the DLJ Winthrop Funds' Prospectus:

   AXA Investment Managers GS Ltd, a UK registered company with principal offices at 60 Gracechurch Street, London EC3V 0HR, England serves as sub-investment adviser for the International Funds and is a wholly-owned subsidiary of AXA Investment Managers, an investment management subsidiary of AXA ('AXA'). Effective October 1, 1999, due to an internal restructuring within the AXA Investment Managers Group of Companies, AXA Investment Managers GS Ltd assumed the sub-investment advisory responsibilities formerly undertaken by AXA Asset Management Partenaires, a French wholly-owned subsidiary of AXA Investment Managers. Investment personnel and policies remain unchanged.

2) The CDSC waivers on Class B shares referenced in the DLJ Winthrop Funds' Prospectus on page 41 have been amended to include the following:

     (5) A total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue Code.